Press Release

BlackBerry Provides Project Imperium Update
and Announces Intention to Separate Business Units
WATERLOO, ONTARIO - October 4, 2023 – BlackBerry Limited (NYSE: BB; TSX: BB) today provided an update regarding the previously announced review of its portfolio of businesses that the Board of Directors commenced on May 1, 2023 (“Project Imperium”).
Strategic Review of Portfolio
The Board, together with its advisors, Morgan Stanley and Perella Weinberg Partners, has been evaluating a comprehensive range of strategic alternatives to drive enhanced shareholder value, including a possible separation of businesses and a range of potential sale structures. Based on input from the current process and with the support of management, the Board has determined that separating the IoT and Cybersecurity business units into two independently-operated entities is the optimal strategic direction for BlackBerry.
The chief objective of the separation is to pursue a subsidiary initial public offering for the IoT business, the market leader for high-performance, safety-critical foundational software in automotive and other verticals, with a launch targeted in the first half of the next fiscal year. BlackBerry believes that a separately-traded IoT subsidiary will enable shareholders to more clearly evaluate the performance and future potential of BlackBerry’s principal businesses on a standalone basis, while allowing each business to pursue its own distinct strategy and capital allocation policy.
Project Imperium objectives will continue to be pursued as the company launches activities to separate our principal businesses.
“The Board and management believe that separating our principal businesses will improve our ability to create value for all our stakeholders,” said John Chen, Executive Chair & CEO, BlackBerry. “Both the IoT and Cyber businesses have leading technology and talent and address large and growing market opportunities. This new proposed structure will further increase both their operational agility and ability to focus on delivering exceptional solutions to their customers.”
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About BlackBerry
BlackBerry (NYSE: BB; TSX: BB) provides intelligent security software and services to enterprises and governments around the world. The company secures more than 500M endpoints including over 235M vehicles. Based in Waterloo, Ontario, the company leverages AI and machine learning to deliver innovative solutions in the areas of cybersecurity, safety, and data privacy solutions, and is a leader in the areas of endpoint security, endpoint management, encryption, and embedded systems. BlackBerry’s vision is clear - to secure a connected future you can trust.
BlackBerry. Intelligent Security. Everywhere.
For more information, visit BlackBerry.com and follow @BlackBerry.
Investor Contact:
BlackBerry Investor Relations
+1 (519) 888-7465
investorrelations@blackberry.com

Media Contact:
BlackBerry Media Relations
+1 (519) 597-7273

mediarelations@blackberry.com

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This news release contains forward-looking statements within the meaning of certain securities laws, including under the U.S. Private Securities Litigation Reform Act of 1995 and applicable Canadian securities laws, including statements regarding BlackBerry’s plans, strategies and objectives including its expectations with respect to increasing and enhancing its product and service offerings, and other statements that are not historical facts.
The words “expect”, “anticipate”, “estimate”, “may”, “will”, “should”, “could”, “intend”, “believe”, “target”, “plan” and similar expressions are intended to identify these forward-looking statements. Forward-looking statements are based on estimates and assumptions made by BlackBerry in light of its experience and its perception of historical trends, current conditions and expected future developments, as well as other factors that BlackBerry believes are appropriate in the circumstances, including but not limited to, BlackBerry’s expectations regarding its business, strategy, opportunities and prospects, the launch of new products and services, general economic and financial market conditions, competition, and BlackBerry’s expectations regarding its financial performance. Many factors could cause BlackBerry’s actual results, performance or achievements to differ materially from those expressed or implied by the forward-looking statements, including, without limitation: risks related to the proposed separation disrupting BlackBerry’s operations and making it more difficult to conduct business as usual; risks related to the continuation of Project Imperium making it more difficult to conduct business as usual or for BlackBerry to maintain relationships with customers, channel partners or other third parties; risks and uncertainties related to BlackBerry’s ability to complete an initial public offering on the anticipated timelines, or at all; and the risks discussed in BlackBerry’s Annual Report on Form 10-K and the “Cautionary Note Regarding Forward-Looking Statements” section of BlackBerry’s MD&A (copies of which filings may be obtained at www.sedar.com or www.sec.gov). All of these factors should be considered carefully, and readers should not place undue reliance on BlackBerry’s forward-looking statements. Any statements that are forward-looking statements are intended to enable BlackBerry’s shareholders to view the anticipated performance and prospects of BlackBerry from management’s perspective at the time such statements are made, and they are subject to the risks that are inherent in all forward-looking statements, as described above, as well as difficulties in forecasting BlackBerry’s financial results and performance for future periods, particularly over longer periods, given changes in technology and BlackBerry’s business strategy, evolving industry standards, intense competition and short product life cycles that characterize the industries in which BlackBerry operates. Any forward-looking statements are made only as of today and BlackBerry has no intention and undertakes no obligation to update or revise any of them, whether as a result of new information, future events or otherwise, except as required by applicable law.